UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

BigCommerce Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-39423	46-2707656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11305 Four Points Drive

Building II, Third Floor

Austin, Texas 78726

(Address of principal executive offices, including zip code)

(512) 865-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series 1 Common Stock, $ 0.0001 par value per share	BIGC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On December 14, 2022, BigCommerce Holdings, Inc. (the “Company”) committed to a plan to reduce the Company’s current workforce by approximately 13%, consisting of 9% employees and 4% contractors. The decision was based on cost-reduction initiatives intended to reduce the Company’s cost structure and accelerate its path to profitability.

The Company currently estimates that it will incur one-time cash charges of approximately $4.2 million to $4.6 million in connection with the reduction in force, primarily consisting of severance payments, employee benefits and related costs.

In conjunction with the reduction in force, BigCommerce is also evaluating its facilities footprint and its continued need for existing office space for potential impairment of the right-of-use assets associated with its headquarter facilities. The Company estimates the aggregate cost of an impairment will range between $2.0 million and $3.2 million.

The charges the Company expects to incur are subject to assumptions, and actual charges may differ from the estimate disclosed above. The Company expects that substantially all of these charges will be incurred in the fourth quarter of 2022, and that the reduction in force will be substantially complete by December 31, 2022.

The Company may incur other one-time charges or cash expenditures not currently contemplated due to unanticipated events that may occur as a result of or in connection with the planned reduction in workforce. The Company intends to exclude these charges from its Non-GAAP financial measures, including Non-GAAP Operating Income, Adjusted EBITDA and Non-GAAP Net Loss.

Item 7.01 Regulation FD Disclosure.

On December 15, 2022, the Company issued a press release announcing the reduction in the Company’s current workforce. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 15, 2022, the Company released a transcript of a Q&A session with the Company’s Chief Executive Officer, Chief Financial Officer and Head of Investor Relations in relation to the reduction in the Company’s current workforce. A copy of the transcript is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as otherwise stated in such filing.

Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “outlook,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “strategy, “target,” “goal,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to expectations related to the costs, timing, and financial impacts of the reduction in force. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others, there are impediments to our ability to execute the reduction in force or related initiatives as currently contemplated, the actual charges in implementing the reduction in force or related initiatives are higher than anticipated, there are changes to the assumptions on which the estimated charges associated with the reduction in force or related initiatives are based, we are unable to achieve projected cost savings in connection with the reduction in force or related initiatives, there are unintended consequences from the reduction in force or related initiatives that impact our business, there are changes in the macroeconomic environment that impact our business, and our limited operating history makes it difficult to evaluate our prospects and future results of operations. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 1, 2022, our Quarterly Report on Form 10-Q filed with the SEC on November 4, 2022, and the future quarterly and current reports that we file with the SEC. Forward-looking statements speak only as of the date the statements are made and are based on information available to the Company at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. The Company assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

Exhibit No.	Description

99.1	Press Release issued by BigCommerce Holdings, Inc. dated December 15, 2022.

99.2	Transcript of Q&A Session, released December 15, 2022.

104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BigCommerce Holdings, Inc.

Date: December 15, 2022	By:	/s/ Robert Alvarez
Robert Alvarez, Chief Financial Officer